SEPTEMBER 28, 2016 2016 INVESTOR & ANALYST EVENT PROFITABLE GROWTH AND VALUE CREATION

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 Certain statements contained herein may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to certain events that could have an effect on our future financial performance, including but without limitation, statements regarding our plans, objectives, and future success of our store concepts, the implementation of our previously announced restructuring program, and implementation of our program to increase the sales volume and profitability of our existing brands through four previously announced focus areas. These statements may address items such as future sales, gross margin expectations, SG&A expectations, operating margin expectations, planned store openings, closings and expansions, future comparable sales, inventory levels, and future cash needs. These statements relate to expectations concerning matters that are not historical fact and may include the words or phrases such as "expects," "believes," "anticipates," "plans," "estimates," "approximately," "our planning assumptions," "future outlook," and similar expressions. Except for historical information, matters discussed in such oral and written statements are forward-looking statements. These forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. Although we believe our expectations are based on reasonable estimates and assumptions, they are not guarantees of performance and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, general economic and business conditions, conditions in the specialty retail industry, the availability of quality store sites, the ability to successfully execute our business strategies, the ability to achieve the results of our restructuring program, the ability to achieve the results of our four focus areas, the integration of our new management team, and those described in Item 1A, “Risk Factors” and in the “Forward-Looking Statements” disclosure in Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Form 10-K. There can be no assurance that the actual future results, performance, or achievements expressed or implied by such forward-looking statements will occur. Investors using forward-looking statements are encouraged to review the Company's latest annual report on Form 10-K, its filings on Form 10-Q, management's discussion and analysis in the Company's latest annual report to stockholders, the Company's filings on Form 8-K, and other federal securities law filings for a description of other important factors that may affect the Company's business, results of operations and financial condition. All written or oral forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized. 2 Safe Harbor

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 3 Today’s Speakers Todd Vogensen Chief Financial Officer Shelley Broader Chief Executive Officer

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 4 Discussion Agenda Welcome / Introduction (Shelley Broader) I We are Well-Positioned for Profitable Growth and Value Creation (Shelley Broader) II Sharpening Our Financial Principles (Todd Vogensen) III Wrap-Up (Shelley Broader) IV Q&A V

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 $1,358m 53% $871m 34% $332m 13% 5  602 boutiques across the U.S., Canada and Puerto Rico2  118 outlets2  47 Chico’s franchise locations in Mexico2  432 boutiques across the U.S., Canada and Puerto Rico2  72 outlets2  274 boutiques across the U.S. and Puerto Rico2  19 outlets2  31 franchise locations in Mexico2 Intimate apparel brand that caters to a vastly underserved intimates market focusing on women 35+ years Aspirational and sophisticated styles fill a niche for fashionable women 35+ years Chico’s FAS Has a Powerful Portfolio of Brands, Providing a Platform for Profitable Growth and Value Creation Iconic brand with a cult-like following of loyal customers of women 45+ years 1 FY2015 Sales. % of total sales excludes Boston Proper 2 Store count as of Q2 2016 1 1 1

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 0-4 10-1420-2430-3440-4450-5460-6470-7480-8490-94 2000 2015 6 1 Source: US Department of Commerce, Goldman Sachs Global Investment Research. 2 Source: Department of Labor, Goldman Sachs Global Investment Research. Our Target Customers Represent the Largest Age Cohorts and Have Significantly More Wealth 48% 94% 123% 124% 111% 84% 58% 0.0% 20% 40% 60% 80% 100% 120% 140% <25 25-34 35-44 45-54 55-64 65-74 75+ Share of Population by Age1 % of Average Income by Age2

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 We Are Addressing the Needs of a New Consumer… Access to Information Shopping from Anywhere Instant Gratification Spending on Experiences The New Consumer Consumers are less likely to wait for an out-of-stock item, preferring to pay a premium for instant gratification Culture of immediate access to information, driven by new technologies and platforms designed to bring consumer convenience to new heights Easy access to information, higher guarantee of availability and, most importantly, convenience have all contributed to the rise of shopping from anywhere 7 Prioritization of personal experiences has led to increased focus on improving the shopping experience

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 4% 3% (3)% (3)% (1)% (0)% Ho u s in g He a lt h C a re F o o d Cl o th in g Tr a n s p o rt a ti o n B a s ic Ne e d s ( T o ta l) Consumers are spending less on clothing… Source: Consumer Expenditure Survey (1984; 2014). Goldman Sachs Investment Research. Mintel American Lifestyles (2015) 8 H o u s e h o ld B u d get C han g e B et w e en 1 9 8 4 and 2 0 1 4 “People are feeling comfortable spending again, but they seem most likely to want to shell out for memorable experiences or for sensible, big-ticket items that they know will last a long time. For retailers who don’t fit in those categories, it’s going to be an uphill climb to get convince consumers to buy” - Washington Post, 24-Apr-2015 “...Busy lifestyles and constant connectivity have driven increased demand for omni-channel delivered services from brands with consistent values” - GS Investment Research …That is Focused on Experiences “Over the next 5 years, total sales are expected to grow by 22%, with categories including vacations and dining out, expected to see the greatest gains with projected 5 year increases of about 27% each.” - Mintel American Lifestyles, 2015 …But are willing to pay for memorable experiences

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 9 Phase I Development of four focus areas to drive profitable growth and value creation Phase II Executing on cost savings initiatives and preparing Chico’s FAS for the third phase Phase III Defining and igniting new sources of revenue for our iconic brands We Are Transforming Our Company to Win in the Future in Three Phases

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 …And Are Making Progress on Our New Strategy We are executing on our cost reduction and operating efficiency initiatives We have redesigned our organizational structure to make us more nimble and responsive to our customers’ needs We are laying the groundwork for Phase III, defining and igniting new sources of revenue 10 We Are Well Positioned for Profitable Growth and Value Creation… We are confident in our future and pleased with our progress Shareholder value creation through capital return Intensified financial discipline Leading omni-channel capabilities Three powerful, differentiated brands that serve attractive consumer segments with moderate to high income levels Loyal customer base we know well through capturing customer information on over 90% of our transactions Commitment to service that we believe is unique

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 We Have Prioritized Four Clear Focus Areas to Improve Performance and Increase Shareholder Value 11 Evolve the Customer Experience Integrate our digital and physical retail environments to have the agility to meet our customers’ expectations as their relationship with digital platforms evolves Strengthen our Brands’ Positioning Leverage the connection we have with our loyal customers and attract new customers through marketing, brand-representative merchandise, and unparalleled service Leverage Actionable Retail Science Develop algorithms and models to drive and enable real-time decision-making to improve how we go to market, stock our product, interact with our customers and how they interact with us Sharpen our Financial Principles Drive further savings through leveraging our shared services model, optimizing our expenses, driving a high ROI on marketing spend and facilitating value creation

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 12 Discussion Agenda Welcome / Introduction (Shelley Broader) I We are Well-Positioned for Profitable Growth and Value Creation (Shelley Broader) II Sharpening Our Financial Principles (Todd Vogensen) III Wrap-Up (Shelley Broader) IV Q&A V

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 We are Prioritizing Four Clear Focus Areas to Improve Performance and Increase Shareholder Value 13 Evolve the Customer Experience Integrate our digital and physical retail environments to have the agility to meet our customers’ expectations as their relationship with digital platforms evolves Strengthen our Brands’ Positioning Leverage the connection we have with our loyal customers and attract new customers through marketing , brand-representative merchandise, and unparalleled service Leverage Actionable Retail Science Develop algorithms and models to drive and enable real-time decision-making to improve how we go to market, stock our product, interact with our customers, and how they interact with us Sharpen our Financial Principles Drive further savings through leveraging our shared services model, optimizing our expenses, driving a high ROI on marketing spend and facilitating value creation

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 14 At Chico’s FAS, We Are Focused on Delivering the Amazing Experience That Sets our Brands Apart Unique Fashion Differentiated Service Value

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 15 Our loyal customers love talking about their positive brand experiences 79 77 75 75 72 67 66 65 60 59 58 51 29 29 20 30 40 50 60 70 80 90 Club Store Chico’s WHBM Soma Department Store Club Store Department Store Department Store Value Retailer Club Store Department Store Electronics Retailer Value Retailer Value Retailer 2015 Net Promoter Scores 1 Source: Medallia. Net Promoter Score is an index ranging from -100 to 100 that measures the willingness of customers to recommend a company's products or services to others. Our Net Promoter Scores Are Significantly Above Industry Averages Industry Average: 51 Chico’s FAS “I love the staff at Chico's. They made me feel right at home. I had a good time. What fun it is to shop and enjoy it!” - Customer, Alpharetta, GA “My sales person was FANTASTIC…I loved everything she chose and was amazed at how good they looked.” - Peggy, Utica Square, OK “I LOVE the way the bras fit that I get at Soma. The ladies working in the store are so very helpful and courteous.” - Terri, La Palma, CA

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 16 The Future is the Intersection of Physical and Digital Capture Order Optimize Source Fulfill Support Omni-Channel Order Cycle Continually Optimize Omni-Channel Opportunities  Change algorithms to drive revenue and margin  Optimizing operational costs and inventory Capture a customer’s order through the store, web or contact center Customer’s Order May Require Support  Exchange, return, inquiry  Support from store and/or contact center Source the order for fulfillment  Fulfill from the lowest-cost location  Consider the fastest way to get the customer her order Pick, Pack & Ship the Order  From the DC, Stores, or Ready for in-store pick-up

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 17 Our Loyalty Programs and Leading Omni-Channel Capabilities Foster Deeper Relationships With Our Customers  Long before most peers, we have been tying purchases directly to specific customer names ―We have over 8 million current customers in our loyalty programs  We have leading omni-channel capabilities ―Shared inventory ―“Locate” ship from store ―Chico’s website flex/redesign launched in February 2016, White House Black Market and Soma will follow ―Customer book application on iPad rolled out to all stores Over 90% of our 2015 sales were derived from customers in loyalty programs

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 Our Customer Book Application Houses Our Rich Customer Data 18

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 We Have a Roadmap for Further Customer Book Enhancements 19

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 We Are Continuously Taking Action to Expand Our Omni- Channel Capabilities Omni-Channel Fulfillment 20 Source: Shopatron Consumer Survey, Forrester Research). Enterprise-Wide Inventory Visibility • Expand on our Shared Inventory advantage • Allow our customers to view SKU-level inventory visibility to store inventory • This inventory visibility will also be leveraged to enable Locate, Ship from Store and BOPIS Order In Store • Replaces our legacy Locate functionality • Currently ~$85M business for Chico’s FAS DCOM Ship from Store • 1,500 available points of distribution to use in a strategic manner • Optimize inventory at all locations Buy Online Pickup In Store -OR- Reserve Online Purchase in Store • New functionality to Chico’s FAS • ~30% of BOPIS/ROPIS orders result in at least 1 additional unit being sold at pick-up Phase 1A Roll out starting in 2017, Full roll-out in FY18 Phase 1B Implement Q3 17 Phase 2 Pilot Q4 17, Full roll-out in FY18 Phase 3 Pilot FY18, Full roll-out in FY19

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 We are Prioritizing Four Clear Focus Areas to Improve Performance and Increase Shareholder Value 21 Evolve the Customer Experience Integrate our digital and physical retail environments to have the agility to meet our customers’ expectations as their relationship with digital platforms evolves Strengthen our Brands’ Positioning Leverage the connection we have with our loyal customers and attract new customers through marketing, brand-representative merchandise, and unparalleled service Leverage Actionable Retail Science Sharpen our Financial Principles Drive further savings through leveraging our shared services model, optimizing our expenses, driving a high ROI on marketing spend and facilitating value creation Develop algorithms and models to drive and enable real-time decision-making to improve how we go to market, stock our product, interact with our customers, and how they interact with us

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 How We Position Our Brand at Chico’s 22 Our Mission: Give Women Confidence in Their Style and Self-Expression Our Promise:  Superior fit, comfort, and ease  Exceptional quality at an incredible value  Most amazing personal service, everywhere, always

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 Our Initiatives and Product Strategy at Chico’s 23 Athleisure launch through our Zenergy line Revitalized Traveler’s collection Expansion of petite offerings through 55 stores Introduced our signature Ultimate Fit Juliet ankle pant

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 How We Position Our Brand at White House Black Market 24 Our Mission: Make Luxury Fashion Affordable Our Promise:  Elevated, unique designs and curated products that address the modern woman’s multi-faceted lifestyle needs  Remarkable quality and fit at surprising prices  Best-in-class, personalized service and delighting, meaningful experiences

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 Our Initiatives and Product Strategy at White House Black Market 25 Emphasizing design element of brand Expanding breadth and versatility to increase customer value Re-claiming dress and special occasion business Known for affordable designer denim

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 How We Position Our Brand at Soma 26 Our Mission: At Soma, We Know That Beautiful Begins Underneath Our Promise:  Beautiful and sensual lingerie, loungewear and beauty  Warm, personal service  Luxuriously soft fabrics, innovative fashion, and an always perfect fit

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 Our Initiatives and Product Strategy at Soma 27 Launched sport collection to capture athletic category Expanded swim to all stores Elevated and expanded dressy sleepwear Frequent new product launches Balconet, Memorable, Sport and Bralettes

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 We are Prioritizing Four Clear Focus Areas to Improve Performance and Increase Shareholder Value 28 Evolve the Customer Experience Integrate our digital and physical retail environments to have the agility to meet our customers’ expectations as their relationship with digital platforms evolves Strengthen our Brands’ Positioning Leverage the connection we have with our loyal customers and attract new customers through marketing , brand-representative merchandise, and unparalleled service Leverage Actionable Retail Science Develop algorithms and models to drive and enable real-time decision-making to improve how we go to market, stock our product, interact with our customers, and how they interact with us Sharpen our Financial Principles Drive further savings through leveraging our shared services model, optimizing our expenses, driving a high ROI on marketing spend and facilitating value creation

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 $0 $20 $40 $60 0 7 14 21 28 35 42 49 56 63 70 77 84 91 98 105 112 119 126 Number of days between each customer visit $140 29 Customer Shopping Frequency (Majority shopping every 5 – 8 weeks) $0 $100 $200 $300 $400 $500 $600 Number of days between each customer visit High Margin Low Margin Most Desirable Customers Visit once Every 7-10 Weeks We Are Leveraging Rich Customer Shopping Data to Define the Frequency of Fashion $ Sale s ($ in millio n s ) A v erage $ Sale s ($ in millio n s )

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 Our Segmentation Strategy Has Been Continuously Refined and Made More Sophisticated with New Techniques… 30 As our strategy has evolved, informative uses have grown to encompass product, pricing, promotions, positioning, media plans and more  Determine customer response based on understanding preference and motivation  Identify cross-sell opportunities  Attract, retain and grow most valuable customers  Customers ranked on quarterly spend, recency & frequency  Begin influencing product, pricing & channel  Customers ranked on annual spend  10 equally sized “segments”  Directionally focusing marketing spend  Customers grouped by sales/product history & demographics  Enriched with psychographic information  Influence sales by targeted messaging with product, price, channel and media plan differentiation Future Goals Past Refinements Our Segmentation Strategy Evolution: The most amazing personal service starts with her!

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 …Which Frames Our Segmentation Methodology 31 As customer behavior is influenced by many different factors, each segment profile further enriched to provide a more comprehensive description of the customer including: Demographics Psychographics Chico’s / WHBM / Soma shopping behavior Purchase KPI’s Attitudes on shopping Attitudes on shopping cross brand Competitive set and cross-shopping Media consumption

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 Our Behavioral Segmentation in Action 32 Discerning deal seeker rarely buying new product New product at full price in stores New & Fresh Bargain Hunter Appointments Style Advice Target New Look-a-likes Fewer coupons Target New Look-a-likes Value Message Fewer Mailers Markdown Preview New Products

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 33 Discussion Agenda Welcome / Introduction (Shelley Broader) I We are Well Positioned for Profitable Growth and Value Creation (Shelley Broader) II Sharpening Our Financial Principles (Todd Vogensen) III Wrap-Up (Shelley Broader) IV Q&A V

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 We are Prioritizing Four Focus Areas to Improve Performance and Increase Shareholder Value 34 Evolve the Customer Experience Integrate our digital and physical retail environments to have the agility to meet our customers’ expectations as their relationship with digital platforms evolves Strengthen our Brands’ Positioning Leverage the connection we have with our loyal customers and attract new customers through marketing , brand-representative merchandise, and unparalleled service Leverage Actionable Retail Science Sharpen our Financial Principles Drive further savings through leveraging our shared services model, optimizing our expenses, driving a high ROI on marketing spend and facilitating value creation Develop algorithms and models to drive and enable real-time decision-making to improve how we go to market, stock our product, interact with our customers, and how they interact with us

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 Our Strong Inventory Management and Disciplined Capital Expenditures 35 Focus on Inventory Management Chico’s FAS Capital Expenditures Source: Company filings and Capital IQ Note: $ in millions. Figures may not sum to total due to rounding. $ 120 $ 85 $ 60 2014 2015 Estimated 2016 Capital expenditures have declined from 5% of sales to approximately 2% in the second quarter of 2016 Despite a choppy macroeconomic environment, inventory levels year over year continue to fall $269 $238 $294 $235 $270 $239 $269 $234 $268 $236 Q1 Q2 Q3 Q4 2014 2015 2016

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 36  Our unique selling proposition makes the physical manifestation of our brands important to us and our customers  Our customers are also interacting with us more through our online offerings, and thus, we are investing more in our digital capabilities ―Total company DCOM penetration is approximately 19%  We are reducing and improving our overall store footprint to best serve our customers: ―Slowing square footage growth, including announcing plans to close approximately 175 stores through 2017. These actions are expected to result in $65 million of cost savings, with approximately 84 stores closed to date, and improved store productivity over time Improving Our Store Productivity Our loyal customers and ability to connect with them allows us to transfer around 50% of our sales from closed stores to other stores or channels 1 — significantly higher than the 20-30% industry average Source: based on APT customer analysis. 1 Stores closed 2015 through Q1’16

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 We Have Put in Place Key Cost Savings Initiatives That We’ve Already Started to Execute On Total announced expected annual savings of $90 – $110 million or approximately 4% of 2015 revenues 37 1 2 3 4 120 - 155 bps Supply Chain Efficiency $30 - $40 million 100 bps 40 - 80 bps 100 bps Marketing Realignment & Spend Optimization Non-Merch. Procurement Organizational Redesign $25 million $10 - $20 million $25 million Supply Chain Efficiency Marketing Realignment & Spend Optimization Non-Merchandise Procurement Organizational Redesign Announced Cost Savings $90 - $110 mm of Total Savings

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 38 Estimated annualized cost savings of $30 - $40 million Assessment  Leveraged rich customer shopping data to define the optimal frequency, depth and breadth of fashion deliveries  “Most desirable customers” made visits once per 6 to 8 weeks  Customers loved “newness” but did not have the opportunity to see, absorb or purchase new merchandise before marked down to make way for new set Conclusion  Reduce frequency of new floor-sets by up to 30% and choice counts by up to 20%  Customers experience newness with frequent fashion capsules to refresh the floor and provide better visibility to our collections  Improves AUR by increasing overall merchandise life at full-price  Decreases expenses related to sourcing, design, distribution, marketing, store labor, and more Supply Chain Efficiency Initiative 1

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 Marketing Spend Optimization and Realignment of Marketing and Digital Commerce 39 Marketing Working Spend (% of Spend) Estimated annualized cost savings of $25 million 70% 50% 30% 50% Traditional Digital 100% 100% FY2017 Target FY2015 2

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 We have already achieved approximately $8 million in annualized savings in categories where business was awarded and post-negotiation bids were received Non-Merchandise Procurement 3 T eleco m Software T is s u e Ha n g T ag s Photography In-store Signage Office Supplies Small Parcel Lighting And Fixtures Direct Mail Printing  2016 non-merchandise spend is ~$560 million  We are currently analyzing 31 categories, with total addressable spend of $180 million Estimated Annualized Cost Savings of $10 million – $20 million We are currently analyzing 31 categories, with total addressable spend of $180 million 40

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 41 Finance HR IT Legal Logistics & Distribution Real Estate, Facilities and Store Design Production Management Design & Brand Image Merchandising Sourcing Customer Experience / Marketing Retail Planning & Allocation DCOMM Front-end Create Make Sell Support Pricing, Promo and Clearance DCOMM Back-end Store Ops Support Brand Corporate Decisions made by: Strategic Planning and Business Development Estimated annualized cost savings of $25 million Organizational Redesign 4 • Clarified roles and responsibilities across brands and shared services • Reduced 200 heads in corporate and field leadership • Resulted in flatter organization designed to be more nimble and responsive to customers’ evolving needs

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 We Are On Track to Achieve Double Digit Operating Margins 42 Operating Margin Bridge 5.2%¹ 2.25-2.75% 2.25-2.75% 0.5 -1.0% 10% + LTM Jul-16 Gross Margin SG&A Growth Opportunities Double Digit Margin 1 Excludes restructuring and strategic charges and goodwill and intangible impairment charges.

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 Over the Last 10 Years, We Have Demonstrated Consistent and Robust Free Cash Flow Generation… 43 Free Cash Flow Over Time Source: Company filings and Capital IQ. Note: Free cash flow is calculated as cash flow from operations, less capital expenditures. With our announced cost reduction and operating efficiency initiatives, free cash flow is expected to continue to improve Economic Recession Economic Recovery Economic Growth $70.7 $6.4 $(5.2) $147.5 $166.6 $123.4 $203.6 $98.2 $162.7 $112.2 $139.4 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A LTM Jul-16

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 …Enabling Our Capital Allocation Strategy Focused on Value Creation 44 Chico’s FAS Capital Allocation Strategy Since 2010, Nearly $1.2 Billion has been Returned to Shareholders Source: Company filings and Capital IQ. Note: $ figures may not sum to total due to rounding. 1 Capital returned includes dividends and share repurchases, which are calculated gross of withholding tax for comparability with peers; free cash flow is calculated as cash flow from operations, less capital expenditures. Peers as defined in Chico’s FAS proxy statement. Since 2015, $429 million returned to shareholders through dividends and share repurchases, representing 3x free cash flow1 $28 $34 $35 $38 $46 $44 $21 $19 $183 $112 $252 $18 $303 $61 $48 $217 $146 $290 $64 $347 $82 2010A 2011A 2012A 2013A 2014A 2015A 2016YTD Dividends Share Repurchases  Strong balance sheet with minimal debt  Capital expenditures declining over time (3% of revenues in the medium term) as investments in existing stores and technology replace former store growth strategy  Active share repurchase program, — returned 127% of free cash flow since 2010 vs. a median of 99% for peers  Meaningful dividend program, with a 2.7% dividend yield and moderate historical annual increases

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 45 Discussion Agenda Welcome / Introduction (Shelley Broader) I We are Well Positioned for Profitable Growth and Value Creation (Shelley Broader) II Sharpening Our Financial Principles (Todd Vogensen) III Wrap-Up (Shelley Broader) IV Q&A V

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 46 Phase I Development of four focus areas to drive profitable growth and value creation Phase II Executing on cost savings initiatives and preparing Chico’s FAS for the third phase Phase III Defining and igniting new sources of revenue for our iconic brands We are Confident in Our Future as We Prepare to Enter Our Third Phase of Growth

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 G 47 International Growth Remains a Virtually Untapped Opportunity for Us After testing and learning with wholly-owned and franchised international operations, we are deepening our existing market penetration and focusing on entering select new markets Test & Learn Expand Sustain  Build foundational capabilities  Acquire in-market know-how  Begin building a global brand Phase 1 - Test & Learn Establish a presence in select lower risk markets  Enter Canada first due to its geographical and cultural proximity to the U.S.  Enter franchise market with geographic and cultural proximity – Mexico Phase 2 - Expand Deepen penetration in existing markets and selectively enter new markets  Continue to expand in markets with geographical and psychological proximity and advancing socio-economic development  Deploy business model in geographically distant markets with similar cultural proximity Phase 3 - Sustain Drive productivity and operational efficiency  Improve operational efficiency with current franchisees  Explore growth opportunities in culturally diverse markets Profit Investment  Increase penetration, customize capabilities  Capitalize and scale  Develop brand globally, locally Time  Expand to more diverse markets  Drive comps  Generate cashflow C o m p le x it y o f O p e rati o n s International Development Model

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 53% 28% 22% 19% 18% 17% 16% 7% 0% Guess Abercrombie Gap Lululemon American Eagle Children's Place Kors Lbrands Express Median : 18% There Are Significant Expansion Opportunities in Latin America and EMEA 48 We Can Target International Opportunities as a Lever for Long-Term Growth Please click on the "Save Custom Layout" button after positioning this placeholder on the slide to preserve it. Select Peer International Sales as % of Revenue1 Source: Euromonitor 1 Percentage of CY2015 total sales outside of the United States Apparel Retail Market Growth by Region 2.1% 2.5% 2.2% 10.0% 8.5% 7.4% 7.6% 1.4% 0.1% 3.4% 3.7% 3.4% 22.5% 11.9% 7.1% 7.0% 3.0% 2.4 % USA Canada North America Latin America Middle East and Africa Asia Pacific Eastern Europe Australia Western Europe 2010 - 2015 CAGR 2016E - 2020E CAGR

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 We Also Have Opportunity For Complementary Partnerships, As We Follow Our Loyal Customers Where Life Takes Them 49 Forming a new business development team as part of our organizational redesign Tasked with seeking new avenues of revenue growth for our brands Thoughtful and methodical approach to growth International Partnerships Licensing 1 2 3

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 50 We Are Well-Positioned for Profitable Growth and Value Creation Powerful, Iconic and Differentiated Brands Strong Customer Loyalty Leading Omni- Channel Capabilities Significant Operational Improvement Changes Underway Talented and Seasoned Management Team 1 2 3 4 5

IBDROOT\PROJECTS\IBD-NY\VISOR2016\587349_1\02 Presentations\2016.09.28 Analyst Day Presentation\Chico's FAS 2016 Analyst Day vDRAFT.pptx 225 / 102 / 51 255 / 172 / 0 151 / 139 / 125 86 / 84 / 83 124 / 161 / 174 110 / 197 / 184 200 / 74 / 55 158 / 183 / 5 63 / 85 / 103 118 / 120 / 108 248 / 244 / 225 244/ / 138 / 32 51 Discussion Agenda Welcome / Introduction (Shelley Broader) I We are Well Positioned for Profitable Growth and Value Creation (Shelley Broader) II Sharpening Our Financial Principles (Todd Vogensen) III Wrap-Up (Shelley Broader) IV Q&A V

Q&A